(m)(ii)(A)                                      Dated:  As of September 20, 2000
                                                       Amended: March 13, 2001

                                     FORM OF
                                    EXHIBIT A
                                       TO
                              RULE 12b-1 AGREEMENT

         The following Funds and their respective Classes of Shares shall be subject to the Rule12b-1 Agreement by and between the Participating Organization and BISYS:


Fifth Third Prime Money Market Fund             Fifth Third International Equity Fund
        Investment A Shares                                   Investment A Shares

 Fifth Third Government Money Market            Fifth Third Equity Income Fund
 Fund                                                         Investment A Shares
        Investment A Shares

Fifth Third U.S. Government Securities          Fifth Third Bond Fund For Income
Fund                                                          Investment A Shares
        Investment A Shares

Fifth Third Quality Bond Fund                   Fifth Third Municipal Bond Fund
        Investment A Shares                                   Investment A Shares

Fifth Third Quality Growth Fund                 Fifth Third Pinnacle Fund
        Investment A Shares                                   Investment A Shares

Fifth Third Mid Cap Fund                        Fifth Third Tax Exempt Money Market
        Investment A Shares                      Fund
                                                              Investment A Shares
Fifth Third Balanced Fund
        Investment A Shares                     Fifth Third Technology Fund
                                                              Investment A Shares

Fifth Third Ohio Tax Free Bond Fund             Fifth Third Multicap Value Fund
        Investment A Shares                                   Investment A Shares

Fifth Third Ohio Tax Exempt Money
Market Fund
        Investment A Shares

Fifth Third Microcap Value Fund
        Investment A Shares